               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

              Insured Municipal Income Fund Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                       INSURED MUNICIPAL INCOME FUND INC.
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 20, 2000
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Insured Municipal Income Fund Inc. ('Fund') will be held on July 20, 2000 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect eight (8) directors to serve until the annual meeting of shareholders in 2001, or until their successors are elected and qualified;

        (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (4) To elect two (2) directors to serve until the annual meeting of shareholders in 2001, or until their successors are elected and qualified.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 19, 2000. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary

June 1, 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                 REGISTRATION                              VALID SIGNATURE
                 ------------                              ---------------
Corporate Accounts
    (1) ABC Corp..............................      ABC Corp.
                                                    John Doe, Treasurer
    (2) ABC Corp..............................      John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer.....      John Doe
    (4) ABC Corp. Profit Sharing Plan.........      John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership...................      Jane B. Smith, Partner
    (2) Smith and Jones, Limited
        Partnership...........................      Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account.....................      Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/18/78...      Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o
        John B. Smith, Jr. UGMA/UTMA..........      John B. Smith
    (2) Estate of John B. Smith...............      John B. Smith, Jr., Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                ----------------
                                PROXY STATEMENT
                                ----------------
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2000

    This statement is furnished to the shareholders of Insured Municipal Income Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 20, 2000, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about June 1, 2000.

    A majority of the shares outstanding on May 19, 2000, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 4, for which the required vote is a plurality, or Proposal 2, for which the required vote is a majority, of the votes cast.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the ten nominees for director named herein and FOR the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the eight nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, May 19, 2000, the Fund had outstanding 20,628,363 shares of common stock and 3,000 shares of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

    Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114.

    The Fund's annual report containing financial statements for the fiscal year ended March 31, 2000 is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

    Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other eight directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all ten nominees, and, if you are a holder of the common stock, your shares of common stock will be voted FOR the eight nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors of the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since May 11, 1995. Messrs. Gowen, Malek and Schafer and Ms. Farrell have served as directors of the Fund since April 11, 1996. Mr. Storms has served as a director of the Fund since May 13, 1999. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (20 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 2000.

                                           PRESENT POSITION WITH THE                SHARES OWNED
                                       FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
        NOMINEE; AGE                 PAST FIVE YEARS; OTHER DIRECTORSHIPS         APRIL 30, 2000**
        ------------                 ------------------------------------         ----------------
Margo N. Alexander; 53*        Director and president. Mrs. Alexander is                 --
                               chairman (since March 1999), chief executive
                               officer and a director of Mitchell Hutchins
                               (since January 1995) and an executive vice
                               president and a director of PaineWebber (since
                               March 1984). Mrs. Alexander is president and a
                               director or trustee of 31 investment companies
                               for which Mitchell Hutchins, PaineWebber or one
                               of their affiliates serves as investment adviser.

Richard Q. Armstrong; 64       Director. Mr. Armstrong is chairman and principal         --
                               of R.Q.A. Enterprises (management consulting
                               firm) (since April 1991 and principal occupation
                               since March 1995). He was chairman of the board,
                               chief executive officer and co-owner of
                               Adirondack Beverages (producer and distributor of
                               soft drinks and sparkling/still waters) (October
                               1993-March 1995). He was a partner of The New
                               England Consulting Group (management consulting
                               firm) (December 1992-September 1993). He was
                               managing director of LVMH U.S. Corporation (U.S.
                               subsidiary of the French luxury goods
                               conglomerate, Louis Vuitton Moet Hennessey
                               Corporation) (1987-1991) and chairman of its wine
                               and spirits subsidiary, Schieffelin & Somerset
                               Company (1987-1991). Mr. Armstrong is a director
                               or trustee of 30 investment companies for which
                               Mitchell Hutchins, PaineWebber or one of their
                               affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.; 73*    Director and chairman of the board of directors.          --
                               Mr. Bewkes is a director of PW Group (holding
                               company of PaineWebber and Mitchell Hutchins).
                               Prior to 1996, he was a consultant to PW Group.
                               As of May 1, 1999, he serves as a consultant to
                               PaineWebber. Prior to 1988, he was chairman of
                               the board, president and chief executive officer
                               of American Bakeries Company. Mr. Bewkes is a
                               director of Interstate Bakeries Corporation. Mr.
                               Bewkes is a director or trustee of 34 investment
                               companies for which Mitchell Hutchins,
                               PaineWebber or one of their affiliates serves as
                               investment adviser.

Richard R. Burt; 53            Director. Mr. Burt is chairman of IEP Advisors,           --
                               LLP (international investments and consulting
                               firm) (since March 1994) and a partner of
                               McKinsey & Company (management consulting firm)
                               (since 1991). He is also a director of
                               Archer-Daniels-Midland Co. (agricultural
                               commodities), Hollinger International Co.
                               (publishing), Homestake Mining Corp. (gold
                               mining), six investment companies in the Deutsche
                               Bank family of funds, nine

                                           PRESENT POSITION WITH THE                SHARES OWNED
                                       FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
        NOMINEE; AGE                 PAST FIVE YEARS; OTHER DIRECTORSHIPS         APRIL 30, 2000**
        ------------                 ------------------------------------         ----------------
                               investment companies in the Flag Investors family
                               of funds, The Central European Fund, Inc. and The
                               German Fund, Inc., vice chairman of Anchor Gaming
                               (provides technology to gaming and wagering
                               industry) (since July 1999) and chairman of
                               Wierton Steel Corp. (makes and finishes steel
                               products) (since April 1996). He was the chief
                               negotiator in the Strategic Arms Reduction Talks
                               with the former Soviet Union (1989-1991) and the
                               U.S. Ambassador to the Federal Republic of
                               Germany (1985-1989). Mr. Burt is a director or
                               trustee of 30 investment companies for which
                               Mitchell Hutchins, PaineWebber or one of their
                               affiliates serves as investment adviser.

Mary C. Farrell; 50*           Director. Ms. Farrell is a managing director,             --
                               senior investment strategist and member of the
                               Investment Policy Committee of PaineWebber. Ms.
                               Farrell joined PaineWebber in 1982. She is a
                               member of the Financial Women's Association and
                               Women's Economic Roundtable and appears as a
                               regular panelist on Wall $treet Week with Louis
                               Rukeyser. She also serves on the Board of
                               Overseers of New York University's Stern School
                               of Business. Ms. Farrell is a director or trustee
                               of 29 investment companies for which Mitchell
                               Hutchins, PaineWebber or one of their affiliates
                               serves as investment adviser.

Meyer Feldberg; 58             Director. Mr. Feldberg is Dean and Professor of           --
                               Management of the Graduate School of Business,
                               Columbia University. Prior to 1989, he was
                               president of the Illinois Institute of
                               Technology. Dean Feldberg is also a director of
                               Primedia Inc. (publishing), Federated Department
                               Stores, Inc. (operator of department stores) and
                               Revlon, Inc. (cosmetics). Dean Feldberg is a
                               director or trustee of 33 investment companies
                               for which Mitchell Hutchins, PaineWebber or one
                               of their affiliates serves as investment adviser.

George W. Gowen; 70            Director. Mr. Gowen is a partner in the law firm          --
                               of Dunnington, Bartholow & Miller. Prior to May
                               1994, he was a partner in the law firm of Fryer,
                               Ross & Gowen. Mr. Gowen is a director or trustee
                               of 33 investment companies for which Mitchell
                               Hutchins, PaineWebber or one of their affiliates
                               serves as investment adviser.

Frederic V. Malek; 63          Director. Mr. Malek is chairman of Thayer Capital         --
                               Partners (merchant bank) and chairman of Thayer
                               Hotel Investors II and Lodging Opportunities
                               Fund (hotel investment partnerships). From
                               January 1992 to November 1992, he was campaign
                               manager of Bush-Quayle '92. From 1990 to

                                           PRESENT POSITION WITH THE                SHARES OWNED
                                       FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
        NOMINEE; AGE                 PAST FIVE YEARS; OTHER DIRECTORSHIPS         APRIL 30, 2000**
        ------------                 ------------------------------------         ----------------
                               1992, he was vice chairman and, from 1989 to
                               1990, he was president of Northwest Airlines
                               Inc., and NWA Inc. (holding company of Northwest
                               Airlines Inc.). Prior to 1989, he was employed by
                               the Marriott Corporation (hotels, restaurants,
                               airline catering and contract feeding), where he
                               most recently was an executive vice president and
                               president of Marriott Hotels and Resorts. Mr.
                               Malek is also a director of Aegis Communications
                               Inc. (tele-services), American Management
                               Systems, Inc. (management consulting and computer
                               related services), Automatic Data Processing,
                               Inc. (computer services), CB Richard Ellis, Inc.
                               (real estate services), FPL Group, Inc. (electric
                               services), Global Vacation Group (packaged
                               vacations), HCR/Manor Care, Inc. (health care),
                               Saga Systems, Inc. (software company) and
                               Northwest Airlines Inc. Mr. Malek is a director
                               or trustee of 30 investment companies for which
                               Mitchell Hutchins, PaineWebber or one of their
                               affiliates serves as investment adviser.

Carl W. Schafer; 64            Director. Mr. Schafer is president of the                 --
                               Atlantic Foundation (charitable foundation
                               supporting mainly oceanographic exploration and
                               research). He is a director of Labor Ready, Inc.
                               (temporary employment), Roadway Express, Inc.
                               (trucking), The Guardian Group of Mutual Funds,
                               the Harding, Loevner Funds, E.I.I. Realty Trust
                               (investment company), Evans Systems, Inc. (motor
                               fuels, convenience store and diversified
                               company), Electronic Clearing House, Inc.
                               (financial transactions processing), Frontier Oil
                               Corporation and Nutraceutix, Inc. (biotechnology
                               company). Prior to January 1993, he was chairman
                               of the Investment Advisory Committee of the
                               Howard Hughes Medical Institute. Mr. Schafer is a
                               director or trustee of 30 investment companies
                               for which Mitchell Hutchins, PaineWebber or one
                               of their affiliates serves as an investment
                               adviser.

Brian M. Storms; 45*           Director. Mr. Storms is president and chief               --
                               operating officer of Mitchell Hutchins (since
                               March 1999). He was president of Prudential
                               Investments (1996-1999). Prior to joining
                               Prudential he was a managing director at Fidelity
                               Investments. Mr. Storms is a director or trustee
                               of 30 investment companies for which Mitchell
                               Hutchins, PaineWebber or one of their affiliates
                               serves as investment adviser.

                                                        (footnotes on next page)

(footnotes from previous page)

 * Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are 'interested persons' of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

    The board of directors of the Fund met six times during the fiscal year ended March 31, 2000. Other than Ms. Farrell, each director attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the Fund's fiscal year ended March 31, 2000. Each member of the ACR Committee and sub-committee attended those meetings.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION   FROM THE FUND
                          NAME OF                                 FROM          AND THE
                      PERSON, POSITION                         THE FUND*     FUND COMPLEX**
                      ----------------                         ---------     --------------
Richard Q. Armstrong, Director..............................     $1,780         $104,650
Richard R. Burt, Director...................................      1,780          102,850
Meyer Feldberg, Director....................................      2,432          119,650
George W. Gowen, Director...................................      1,780          119,650
Frederic V. Malek, Director.................................      1,780          104,650
Carl W. Schafer, Director...................................      1,750          104,650

---------

 'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 * Represents fees paid to each director during the fiscal year ended March 31, 2000.

** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1999; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended March 31, 2000 were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

    The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 2001, subject to ratification by shareholders of the Fund at the annual meeting.
Ernst & Young has been the Fund's independent auditors since its inception in June 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

    THOMAS DISBROW, age 34, vice president and assistant treasurer (appointed February 2000). Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ELBRIDGE T. GERRY III, age 43, vice president of the Fund (appointed April
1996). Mr. Gerry is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of six investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    JOHN J. LEE, age 31, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst and Young LLP.
Mr. Lee is a vice
president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEVIN J. MAHONEY, age 34, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a first vice president and senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DENNIS MCCAULEY, age 53, vice president of the Fund (appointed September
1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 21 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ANN E. MORAN, age 42, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DIANNE E. O'DONNELL, age 47, vice president and secretary of the Fund (appointed February 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 30 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    PAUL H. SCHUBERT, age 37, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BARNEY A. TAGLIALATELA, age 39, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEITH A. WELLER, age 38, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a).

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2001 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than February 1, 2001 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

June 1, 2000

        It is important that you execute and return your proxy promptly.

--------------------
             INSURED
           MUNICIPAL
    INCOME FUND INC.
--------------------

                                        --------------------
                                                     INSURED
                                                   MUNICIPAL
                                            INCOME FUND INC.
                                        --------------------

                                              -------------------
                                              NOTICE OF
                                              ANNUAL MEETING
                                              TO BE HELD ON
                                              JULY 20, 2000
                                              AND
                                              PROXY STATEMENT
                                              -------------------

        PROXY
        STATEMENT

                                   APPENDIX 1

                                                                 COMMON STOCK
                                                                     PROXY

                       INSURED MUNICIPAL INCOME FUND INC.
                ANNUAL MEETING OF SHAREHOLDERS  -  JULY 20, 2000

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND JEANNE LOUTHER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                        FOR ALL     OR      FOR ALL EXCEPT     OR      WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE, STRIKE A LINE
                    THROUGH THE NOMINEE'S NAME IN THE LIST
                    BELOW AND MARK CENTER BOX TO RIGHT.)                  [ ]                    [ ]                      [ ]
      Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R.
      Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek,
      Carl W. Schafer, Brian M. Storms.

                                                                          FOR                  AGAINST                  ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31,
      2001.                                                               [ ]                    [ ]                      [ ]


                   Continued and to be signed on reverse side

             This proxy will not be voted unless it is dated and
                    signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: 'ABC Corp., John Doe, Treasurer.'

                                                    Sign exactly as name appears
                                                    hereon.

                                                    ______________________(L.S.)

                                                    ______________________(L.S.)

                                                    Date__________________, 2000

                                  APPENDIX 2

                                                                       APS
                                                                      PROXY

                       INSURED MUNICIPAL INCOME FUND INC.
                ANNUAL MEETING OF SHAREHOLDERS  -  JULY 20, 2000

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND JEANNE LOUTHER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF PREFERRED STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                        FOR ALL     OR      FOR ALL EXCEPT     OR      WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE, STRIKE A LINE
                    THROUGH THE NOMINEE'S NAME IN THE LIST
                    BELOW AND MARK CENTER BOX TO RIGHT.)                  [ ]                    [ ]                      [ ]
      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes,
      Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg,
      George W. Gowen, Frederic V. Malek, Carl W. Schafer, Brian
      M. Storms.

                                                                          FOR                  AGAINST                  ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31,
      2001.                                                               [ ]                    [ ]                      [ ]


                   Continued and to be signed on reverse side

             This proxy will not be voted unless it is dated and
                    signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: 'ABC Corp., John Doe, Treasurer.'

                                                    Sign exactly as name appears
                                                    hereon.

                                                    ______________________(L.S.)

                                                    ______________________(L.S.)

                                                    Date__________________, 2000



                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'